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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark L. Schneider and J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign (1) a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form
S-1 in connection with the registration by United Pan-Europe Communications N.V., a corporation organized under the laws of The Netherlands (the "Company"), of its Ordinary Shares, either as Ordinary Shares or in the form of American Depository Receipts (together, the "Shares") and initial public offering of such Shares, and (ii) all amendments (including post-effective amendments) thereto; to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Shares with Blue Sky authorities and with the listing of the shares on the Amsterdam Stock Exchange; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: Oct. 30, 1998         /s/ Gene W. Schneider
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                            Gene W. Schneider, Chairman of the Supervisory Board

Date: Oct. 30, 1998         /s/ Michael T. Fries
     --------               ----------------------------------------------------
                            Michael T. Fries, Supervisory Board Member

Date:        , 1998
     --------               ----------------------------------------------------
                            Richard De Lange, Supervisory Board Member

Date: Oct. 23, 1998         /s/ Mark L. Schneider
     --------               ----------------------------------------------------
                            Mark L. Schneider, Chairman of the Management Board

Date: Oct. 23, 1998         /s/ J. Timothy Bryan
     --------               ----------------------------------------------------
                            J. Timothy Bryan, Management Board Member and
                            Principal Financial Officer

Date: Oct. 27, 1998         /s/ John F. Riordan
     --------               ----------------------------------------------------
                            John F. Riordan, Management Board Member

Date: Oct. 27, 1998         /s/ Anton H.E. v Voskuijlen
     --------               ----------------------------------------------------
                            Anton H.E. v Voskuijlen, Management Board Member

Date:  Nov. 2, 1998         /s/ Nimrod J. Kovacs
     --------               ----------------------------------------------------
                            Nimrod J. Kovacs, Management Board Member

Date: Oct. 23, 1998         /s/ Ray D. Samuelson
     --------               ----------------------------------------------------
                            Ray D. Samuelson, Principal Accounting Officer